                                                                   Exhibit 10.33


THIS INDENTURE made this 19th day of May, 1995.

IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT

BETWEEN

                                      966578 Ontario Inc.

                                      Hereinafter called the "Landlord"

                                                               OF THE FIRST PART

                                      - and -

                                      Ontario Paint & Wallpaper Limited

                                      Hereinafter called the "Tenant"

                                                             OF THE SECOND PART

PREMISES

Witnesses that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant, to be paid, observed and performed, the Landlord has demised and leased and hereby does demise and lease to the Tenant.

ALL THOSE CERTAIN PREMISES excluding any part of the external walls or roof or structural portions of the Building known and described as 273 Queen Street East, in the City of Toronto.

TERM

TO HAVE AND TO HOLD the demised premises for and during the term of one (1) years to be computed from the 19th day of May, 1995 and from thenceforth ensuing and to be fully completed and ended on the 18th day of May, 1996. The Term shall automatically be renewed from year to year unless terminated in writing by either Landlord or Tenant on 30 days written notice.

RENTAL

YIELDING AND PAYING THEREFOR yearly and every year during the said term hereby granted, to the Landlord, the sum of $24,000 DOLLARS per annum plus G.S.T., payable in equal monthly instalments of $2,000.00 DOLLARS plus G.S.T. each, in advance on the 1st day of each and every month during the term, commencing on the 1st day of June, 1995 and continuing on the 1st day of each and every month for the term until and including the 1st day of May, 1996 and per diem adjustment if necessary for the first and last month of the Term.

RENT

The Tenant covenants with the Landlord to pay rent.

Rent

Rent means the amounts payable by the Tenant to the Landlord as set out above.

Business Taxes

AND to pay all business taxes in respect of the business carried on by the Tenant in and upon or by reason of their occupancy of the premises hereby demised;

Repair

AND to repair the premises (reasonable wear and tear, and damage by fire, lightning and tempest only excepted);

AND that the Landlord may enter and view state of repair;
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                                   - Page 2 -


AND that the Tenant will repair according to notice in writing (reasonable wear and tear and damage by fire, lightning and tempest excepted);

AND that they will leave the premises in good repair (reasonable wear and tear and damage by fire, lightning and tempest only excepted);

Cleanliness

AND to keep the demised premises and every part thereof in a clean and tidy condition and not to permit waste paper, garbage, ashes or waste or objectionable material to accumulate thereon.

Comply With Statutes, By-Laws and Regulations

AND the Tenant will at its own cost and expense comply with the requirements of every applicable by-law, statute, law or ordinance, and with every applicable regulation or order with respect to the condition, equipment, maintenance, use or occupation of the premises, as it relates to the use or occupancy of the premises by the Tenant.

Assignment

AND the Tenant will not assign or sublet the whole or any part of the demised premises without leave, which leave will not be unreasonably withheld or delayed.

Business

The demised premises will not, during the term, be at any time used for any other purpose than that of mixed use commercial/residential.

Fixtures

No fixtures, goods or chattels of any kind will, except in the ordinary course of business, be removed from the demised premises during the term hereby demised or at any time thereafter without the written consent of the Landlord, its successors or assigns, being first had and obtained, until all rent in arrears as well as all rent to become due during the remainder of the term hereby granted shall have been full paid, or the payment thereof secured to the satisfaction of the Landlord or its assigns.

Electric Power

The Tenant will not, during the said term or at any time prior to or subsequent thereto, purchase, acquire or use any electric current for lighting or other purposes except from the company or corporation which shall for the time supply the Landlord with electric current for such purposes in the said building, the intention being that without the written consent of the Landlord, there shall be only one system of electric lighting in the building.

Alterations, Partitions, Etc.

If the Tenant shall during the term desire to affix or erect partitions, counters or fixtures in any part of the walls, floors or ceilings of the demised premises, it may do so at its own expense at any time and from time to time provided that the Tenant's rights to make such alterations to the demised premises shall be subject to the following conditions:

(i) that before undertaking any such alterations, the Tenant shall submit to the Landlord a plan showing the proposed alterations and shall obtain the approval and consent of the Landlord to the same;

(ii) that all such alterations shall conform to all building by-laws, if any, then in force affecting the demised premises.

(iii) that such alterations will not be of such kind or extent as to in any manner weaken the structure of the building after the alterations are completed or reduce the value of the building.

(iv) that subject to fixtures which belong to the Tenant, any building, erection or improvement placed or erected upon the premises shall become part thereof and shall not be removed and shall be subject to all the provisions of this lease.

Except as herein provided the Tenant will not erect or affix or remove or change the location or style of any partitions or fixtures, without the written consent of the Landlord being first had and obtained, such consent not to be unreasonably withheld or delayed.

At the expiration of the term hereby granted, or any renewal thereof, all fixtures belonging to the Tenant shall remain upon the demised premises until taken down by the Landlord, and the Tenant shall forthwith, upon the same being taken down, remove the same from the demised premises first paying to the Landlord the expense of such taking down and making good all damage occasioned to the demised premises by the taking down or removal thereof.
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Bankruptcy or Insolvency

If the term hereby granted or the goods and chattels of the Tenant or any assignee or sub-tenant shall be at any time seized or taken in execution or attachment, or if the Tenant or any such assignee or sub-tenant shall make an assignment for the benefit of creditors or shall become bankrupt or insolvent, or make a proposal to its creditors, or without the consent of the Landlord being first obtained in writing, shall make a sale, under the Bulk Sales Act, in respect of goods on the premises, or being a company shall become subject to any legislative enactment relating to liquidation or winding up, either voluntary or compulsory, at the Landlord's option, the term shall immediately become forfeited and void, and an amount equivalent to the next ensuing three months' rent shall be at once due and payable.

Rules and Regulations

The Tenant and its clerks, servants and agents will at all times during the occupancy of the demised premises observe and conform to such reasonable rules and regulations as shall be made by the Landlord from time to time including the rules and regulations set forth in Schedule "A" hereto and of which the Tenant shall be notified, such rules and regulations being deemed to be incorporated in and form part of these presents.

Expropriation

If the demised premises be expropriated or condemned by any Department of the Federal, Provincial or Municipal Governments, then the Landlord shall have the right notwithstanding anything herein contained to terminate this lease upon giving three months' notice in writing to the Tenant of his intention so to do or by paying the Tenant a bonus of three months' rent, in which latter event, the Tenant undertakes to vacate the premises at the expiration of thirty (30) days from the delivery of such notice.

Distress

The Tenant covenants, promises and agrees with the Landlord that notwithstanding any present or future Act of the Legislature of the Province of Ontario, none of the goods or the chattels of the Tenant at any time during the continuance of the term hereby created on the demised premises shall be exempt from levy by distress for rent in arrears by the Tenant as provided for by the said Section of such Act, and that upon any claim being made for such exemption by the Tenant or on distress being made by the Landlord, this covenant and agreement may be pleaded as an estoppel against the Tenant in any action brought to test the right to the levying upon any such goods as are named exempted in the said Section, the Tenant waiving as he hereby does all and every benefit that could or might have accrued to him under and by virtue of the said section of the said act but for the above covenant.

LANDLORD COVENANTS

The Landlord covenants with the Tenant as follows.

Quiet Enjoyment

For quiet enjoyment.

Taxes and Rates

To pay all taxes and rates, municipal, parliamentary or otherwise, including electric and water rates for the normal supply of hot and cold water to the premises, assessed against the demised premises of the Landlord or Tenant on account thereof saving and excepting any business taxes and taxes upon personal property or income of the Tenant, license fees, or other taxes imposed upon the property, business or income of the Tenant;

Electric Power and Gas and Heat

To pay all charges for electricity and gas used by the Tenant in the premised unless billed directly to sub-tenants.

And to heat the premises in each year in such manner as to keep the premises at a reasonable temperature for the reasonable use of the Premises by the Tenant except during the making of repairs. The Landlord shall further repair and replace all heating equipment serving the premises as necessary at its own expense and in a reasonable time; however, the Landlord shall not be liable for indirect or consequential damages for personal discomfort or illness arising from any default of the Landlord.

Access

To give the Tenant, its agents, clerks, servants and all persons transacting business with the Tenant, in common with other persons, the right to enter the premises by means of the main entrance to the building and all other means of access in current use and free use of the stairway and passages from the parking lot, streets and lanes to the premises at all reasonable times, subject to rules and regulations in regard to the building as may be reasonably passed from time to time.
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Property Maintenance

The Landlord shall maintain and repair the building and adjacent lands forming part of the property in good condition including all alterations and additions and improvements made thereto, and including all repairs and replacements to the structure, roof, windows, doors and all systems located therein.

DEFAULT

Proviso for re-entry by the said Landlord on non-payment of rent or non-performance of covenants.

VOIDANCE OF LEASE - VACANT OR IMPROPER USE

It is further declared and agreed that in case the premises or any part thereof become and remain vacant and unoccupied for the period of fifteen days, or be used by any other person or persons, or for any other purpose than as above provided without the written consent of the Landlord, this lease shall, at the option of the Landlord, cease and be void, and the term hereby created expire and be at any end, anything hereinbefore to the contrary notwithstanding and the proportionate part of the current rent shall thereupon become immediately due and payable, and the Landlord may re-enter and take possession of the premises as though the Tenant or other occupant or occupants of said premises were holding over after the expiration of the term; or in such case instead of determining this lease as aforesaid and re-entering upon the premises, the Landlord may take possession of the premises, or any part or parts thereof, and let and manage the same and grant any lease or leases thereof upon such terms as to the Landlord or its assigns may appear to be reasonable, and demand, collect, receive and distrain for all rental which shall become payable in respect thereof, and apply the said rentals after deducting all expenses incurred in connection with the premises and in the collection of the said rent including reasonable commission for the collection thereof and the management of the premises, upon the rent hereby reserved, and the Landlord and its assigns and every such agent acting as aforesaid from time to time, shall in so acting be the agents of the Tenant, who alone shall be responsible for their acts, and the Landlord and its assigns shall not be accountable for any moneys except those actually received, notwithstanding any act, neglect, omission or default or any such agent acting as aforesaid.

WATER AND GAS DAMAGE

It is further declared and agreed that the Landlord shall not be liable for any damage to any property at any time upon the premises arising from gas, steam, water, rain or snow, which may leak into, issue or flow from any part of the building, or from the gas, water, steam or drainage pipes or plumbing works of the same or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wires in the building.

The Tenant shall be liable for any damage done by reason of water being left running from the taps in the premises or from gas permitted to escape therein,

RISKS OF INJURY

The Landlord shall not be responsible for any personal injury which shall be sustained by the Tenant or any employees, customer, or other person who may be upon the premises or in the building or the entrances or appurtenances thereto. All risks of any such injury are hereby assumed by the Tenant, who hereby holds the Landlord harmless and indemnified therefrom.

INDEMNIFICATION

The Tenant covenants to indemnify the Landlord from any and all liabilities, damages, costs, claims, suits or actions growing out of:

(i) any breach, violation, or non-performance of any covenant or proviso hereof on the part of the Tenant;

(ii) any damages to property occasioned by the use and occupation of the premises.

Such indemnification in respect of any such breach, violation or non-performance, or damage to property occurring during the term of the lease shall survive any termination of this lease, anything in this lease to the contrary notwithstanding; PROVIDED, however, that such indemnification shall in no event extend to the direct, primary and proximate results of the negligent, reckless or willful conduct of the Landlord, its agents, employees or representatives.

NOTICE OF ACCIDENT

The Tenant shall give the Landlord prompt written notice of any accident, or any defect in the sprinkler system, water pipes, gas pipes or heating apparatus, telephone, electric or other wires on any part of the premises.
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INSURANCE

The Tenant covenants that the Tenant's business to be carried on in the building will not be of such a nature as to increase the insurance risk on the premises or cause the Landlord to pay an increased rate of insurance premiums on the premises by reason thereof, and it is distinctly understood that in case such business is or becomes of such nature to increase the insurance risk or causes, the Landlord and/or other occupants of the building to pay an increased rate of insurance premiums, the Tenant will, from time to time, pay to the Landlord, the increased amount of insurance premiums which the Landlord and other occupants of the building have to pay in consequence thereof; provided that the Tenant covenants that he will not carry on or permit to be carried on any business in the building which may make void or voidable any insurance held by the Landlord or the other occupants of the building.

BUSINESS NOT TO BE A NUISANCE

The Tenant will not do or permit anything to be done on the premises or permit or keep anything therein which may be annoying to the Landlord or other occupants of the building or which the Landlord may deem to be a nuisance and that no machinery shall be used therein which shall cause any undue vibration in or to the premises and that in case of the Landlord or any other occupants of the building reasonably complaining that any machinery or operation or process is a nuisance to it or them or which causes any undue vibration or noise in the premises, that upon receiving notice thereof, the said Tenant will immediately abate such nuisance. The Tenant covenants not to obstruct or interfere with the rights of the Landlord or other occupants of the building or in any way injure or annoy them or conflict with any of the rules and regulations of the Board of Health or with any Statute or municipal by-law.

SIGN

No sign, advertisement or notice shall be inscribed, painted or affixed by the Tenant on any part of the outside or inside of the building whatever, unless of such manner, colour, size and style and in such places upon or in the building as shall be first designated by the Landlord, and, furthermore, the Tenant, on ceasing to be Tenant of the premises, will, before removing his goods and fixtures from the premises, cause any sign as aforesaid to be removed or obliterated at his own expense and in a workmanlike manner to the reasonable satisfaction of the Landlord.

WATER

The Landlord agrees to pay for normal water consumed on the premises but in the event of any abnormal consumption of water either by reason of the character of the business carried on by the Tenant or by the use of mechanical or other contrivances the Tenant consents to the installation of a water meter at his own expense, if necessary, and further agrees to pay for the excess water consumed on the premises.

PLATE GLASS

The Tenant agrees at his own expense to replace any plate glass or other glass that has been broken or removed during the term of the within lease or of any renewal thereof.

FIRE

If during the term herein or any renewal thereof the premises shall be destroyed or damaged by fire or the elements, then the following provisions shall apply:

(i) If the premises shall be so badly injured as to be unfit for occupancy, and as to be incapable of being repaired with reasonable diligence within one hundred and twenty days of the happening of such injury, then the term hereby granted shall cease and be at an end to all intents and purposes from the date of such damage or destruction, and the Tenant shall immediately surrender the same, and yield up possession of the premises to the Landlord, and the rent from the time of such surrender shall be apportioned;

(ii) If the premises shall be capable, with reasonable diligence, of being repaired and rendered fit for occupancy within one hundred and twenty days from the happening of such injury as aforesaid, but if the damage is such as to render the premises wholly unfit for occupancy, then the rent hereby reserved shall not run or accrue after such injury, or while the process of repair is going on, and the Landlord shall repair the same with all reasonable speed, and the rent shall recommence immediately after such repairs shall be completed.

(iii) If the premises shall be repaired within one hundred and twenty days as aforesaid, and if the damage is such that the said premises are capable of being partially used, then until such damage shall have been repaired, the rent shall abate in the proportion that the part of the premises rendered unfit for occupancy bears to the whole of the premises.

NO ABATEMENT OF RENT

There shall be no abatement from or reduction of the rent due hereunder, nor shall the Tenant be entitled to damages, losses, costs or disbursements from the Landlord during the term hereby created on, caused by or on account of fire, (except as above), water, sprinkler systems, partial or temporary failure or stoppage of heat, light, elevator, live steam
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or plumbing service in or to the premises or building, whether due to acts of
God, strikes, accidents, the making of alterations, repairs, renewals, improvements, structural changes to the said premises or buildings or the equipment or systems supplying the said services, or from any cause whatsoever; provided that the said failure or stoppage be remedied within a reasonable time.

RENT ARREARS

All arrears of rent and any monies payable by the Tenant hereunder shall bear interest at the rate of the Landlord's Canadian Banker's prime rate of interest plus two per cent (2%) per annum from the time such sums become due until they are paid to the Landlord.

RIGHT TO SHOW PREMISES

The Tenant will permit the Landlord to exhibit the premises during the last three months of the term to any prospective tenant and will permit all persons having written authority therefor to view the premises at all reasonable hours, upon reasonable notice, and so as to not unreasonably interfere with the business of the Tenant.

NOTICES

Any notice which either of the parties is required or permitted to give pursuant to any provision of this lease may, if intended for the Tenant, be given by a writing left at the premises or mailed by registered mail addressed to the Tenant at the premises, and if intended for the Landlord by a writing left at the premises of the Landlord at 731 Millway Avenue, Concord, Ontario or mailed by registered mail addressed to the Landlord at the Landlord's said premises, and such notice shall be deemed to have been given at the time it was delivered or mailed, as the case may be.

CONSENT OF TENANT

The Tenant shall, whenever reasonably so required by the Landlord, and at the Landlord's expense, consent to and become a party to an instrument relating to this lease which may be required by or on behalf of any purchaser, bank or mortgagee from time to time of the premises provided always that the rights of the Tenant as hereinbefore set out shall not be waived by the terms of such instrument or document.

NON-WAIVER OF DEFAULT

The failure of the Landlord or the Tenant to insist upon a strict performance of any of the covenants and provisos hereof shall not be deemed a waiver of any rights or remedies that such party may have or a waiver of any subsequent breach or default.

OVERHOLDING

It is hereby agreed that should the Tenant hold over after the expiration of this lease and the Landlord thereafter accepts rent for the premises, the Tenant shall hold the premises as a monthly tenant only of the Landlord but subject in all other respects to the terms and conditions of this lease.

TENANT'S LIABILITY INSURANCE

The Tenant shall carry public liability insurance in such amounts as shall from time to time be reasonable, in the name of both the Landlord and the Tenant, and to pay the premiums for such insurance and to deposit certificates with respect to such insurance with the Landlord. If the Tenant shall fail to insure and keep insured, as herein provided, the Landlord shall be free to effect such insurance at the cost and expense of the Tenant, and the sum so expended by the Landlord shall be added to the rent due on the next succeeding payment date, and such amount, in addition to the regular payment then due, shall constitute rent hereunder.

INSURANCE PREMIUMS

If the Tenant fails to pay any insurance premiums or charges which it has herein covenanted to pay, the Landlord may pay them and charge the sums paid to the Tenant who shall pay them forthwith on demand; and the Landlord, in addition to any other rights, shall have the same remedies and may take the same steps for the recovery of all such sums as if they were rent in arrears.

SUBORDINATION AND POSTPONEMENT

This Lease and all the rights of the Tenant under this Lease are subject and subordinate to any and all charges against the land, buildings or improvements of which the Premises form part, whether the charge is in the nature of a mortgage, trust deed, lien or any other form of charge arising from the financing or re-financing, including extensions or renewals of the Landlord's interest in the property.
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                                   - Page 7 -


Upon the request of the Landlord, the Tenant will execute any form required to subordinate this Lease and the Tenant's rights to any such charge, and will, if required, attorn to the holder of the charge.

No subordination by the Tenant shall have the effect of permitting the holder of any charge to disturb the occupation and possession of the Premises by the Tenant as long as the Tenant performs his obligations under this Lease.

SEVERABILITY

The invalidity of any particular provision of this lease shall not affect any other provision herein, but the lease shall be construed as if such invalid provision were omitted.

GOVERNING LAW

This lease is governed by and is to be construed and enforced in accordance with the internal laws of the Province of Ontario as those laws apply to contracts made in Ontario.

HEADINGS

The headings included in this lease are for convenience only and are not to affect the interpretation of the provisions herein.

BINDING EFFECT

The words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender, and words importing persons shall include firms and corporations and vice versa.

Unless the context otherwise required, the word "Landlord" and the word "Tenant" wherever used herein shall be construed to include and shall mean the executors, administrators, successors and/or assigns of the said Landlord and Tenant, respectively, and when there are two or more Tenants bound by the same covenants herein contained, their obligations shall be joint and several.

IN WITNESS WHEREOF the parties hereto have executed these presents.

SIGNED, SEALED AND DELIVERED
     In the presence of                )  966578 ONTARIO INC.         (Landlord)
                                       )
                                       )  Per:
                                       )
                                       )
                                       )  /s/ Sidney Ackerman
                                       )  --------------------------------------
                                       )  Sidney Ackerman,             President
                                       )
                                       )  Per:
                                       )
                                       )
                                       )  /s/ Alan Fine
                                       )  --------------------------------------
                                       )  Alan Fine,                   Secretary
                                       )
                                       )  ONTARIO PAINT & WALLPAPER
                                       )  LIMITED (Tenant)
                                       )
                                       )
                                       )  /s/ Sidney Ackerman
                                       )  --------------------------------------
                                       )  Sidney Ackerman,             President